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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             _____________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) :

                                September 4, 2001


                                   ITXC Corp.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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                  State or other jurisdiction of incorporation)

     000-26739                                        22-3531960
------------------------                       ------------------------
(Commission File Number)                   (IRS Employer Identification No.)

750 College Road, Princeton, New Jersey                         08540
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(Address of principal executive offices)                     (Zip Code)

                                 (609) 419 1500
               ---------------------------------------------------
                         (Registrant's Telephone Number)

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Item 5.  Other events

The Company has received a copy of a complaint filed in Virginia state court on September 4, 2001 on behalf of Hercules Communications Company, LLC ("Hercules") in which the plaintiff demands damages, including punitive damages, based on the Company's alleged refusal to carry out a purported agreement to purchase certain assets from Hercules. The claims are primarily based on alleged breach of contract, breach of implied contract, breach of an oral contract, promissory estoppel and fraud. The Company does not believe the case to be meritorious and intends to vigorously defend its conduct.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ITXC CORP.

Date: September 5, 2001                By:   /s/ Edward B. Jordan
                                             --------------------------------
                                      Name:  Edward B. Jordan
                                      Title: Executive Vice President
                                             and Chief Financial Officer